EXHIBIT 3.14
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of June, 2006.

/s/ Glen A Barton Glen A. Barton

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of June, 2006.

/s/ Angus A Bruneau Angus A. Bruneau

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of June, 2006.

/s/ Ronald C. Cambre Ronald C. Cambre

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of June, 2006.

/s/ Janice K. Henry Janice K. Henry

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of June, 2006.

/s/ Chaviva Hošek Chaviva Hošek

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 2006.

/s/ John T. Mayberry John T. Mayberry

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 2006.

/s/ Francis Mer Francis Mer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of June, 2006.

/s/ David P. O’Brien David P. O’Brien

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of June, 2006.

/s/ Roger Phillips Roger Phillips

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of June, 2006.

/s/ Richard E. Waugh Richard E. Waugh

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as Chairman and Chief Executive Officer and a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned as Chairman and Chief Executive Officer and a Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of June, 2006.

/s/ Scott M. Hand Scott M. Hand

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of June, 2006.

/s/ Peter C. Jones
Peter C. Jones

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as Executive Vice-President and Chief Financial Officer of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Executive Vice-President and Chief Financial Officer hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of June, 2006.

/s/ Robert D.J. Davies
Robert D.J. Davies

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Simon A. Fish, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the filing of one or more post-effective amendments to a registration statement on Form F-10 (No. 333-12588) (the “Registration Statement”) covering the registration under the Act of up to a total aggregate of 11,752,804 common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares have been so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as Vice-President and Comptroller (Chief Accounting Officer) of the Company one or more of such post-effective amendments pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC, and to any and all other amendments or supplements to the said Registration Statement as may be required, and the undersigned Vice-President and Comptroller (Chief Accounting Officer) hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of June, 2006.

/s/ Ronald A. Lehtovaara
Ronald A. Lehtovaara